Second Quarter 2005
Earnings Call

NASDAQ: CCBI

July 25, 2005

Regulation FD

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in
California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Strong Earnings Performance

Diluted Earnings Per Share

$0.28

$0.40

$0.36

$0.34

$0.32

$-

$0.10

$0.20

$0.30

$0.40

$0.50

6/04

9/04

12/04

3/05

6/05

Net Interest Margin

3.38%

3.27%

3.28%

3.51%

3.49%

0%

1%

2%

3%

4%

6/04

9/04

12/04

3/05

6/05

Net Interest Margin

Excluding Hawthorne Purchase Accounting Adjustments

3.08%

3.04%

3.17%

3.32%

3.23%

0%

1%

2%

3%

4%

6/04

9/04

12/04

3/05

6/05

Profitability Ratios

Return on Average Assets

1.57%

1.50%

1.61%

1.47%

1.78%

0.0%

0.5%

1.0%

1.5%

2.0%

6/04

9/04

12/04

3/05

6/05

Profitability Ratios

Return on Average Tangible Assets

1.63%

1.62%

1.73%

1.92%

1.59%

0.0%

0.5%

1.0%

1.5%

2.0%

6/04

9/04

12/04

3/05

6/05

Profitability Ratios

Return on Average Equity

12.0%

14.4%

11.6%

17.7%

13.1%

0%

5%

10%

15%

20%

6/04

9/04

12/04

3/05

6/05

Profitability Ratios

Return on Average Tangible Equity

28.1%

34.5%

31.6%

30.6%

32.6%

0%

5%

10%

15%

20%

25%

30%

35%

6/04

9/04

12/04

3/05

6/05

Balance Sheet

Total Assets

$4.7

$5.0

$5.0

$5.2

$5.3

$-

$1

$2

$3

$4

$5

$6

6/04

9/04

12/04

3/05

6/05

($ in billions)

Strong Loan Fundings

Core Loan Fundings

$495.7

$595.1

$599.3

$418.9

$545.0

$-

$100

$200

$300

$400

$500

$600

$700

6/04

9/04

12/04

3/05

6/05

($ in millions)

Strong Loan Fundings

Total Loan Fundings

$624.7

$607.8

$540.8

$583.2

$466.7

$-

$100

$200

$300

$400

$500

$600

$700

6/04

9/04

12/04

3/05

6/05

($ in millions)

Loan Portfolio Mix

June - 05

Construction

& Land

6%

Business &

Other

<1%

Single Family

12%

Commercial

RE

13%

Multi-Family

69%

March - 05

Single Family

20%

Construction

& Land

7%

Commercial

RE

10%

Multi-Family

63%

Business &

Other

<1%

LTV and DCR of
Second Quarter 2005 Fundings

Multi-family

                                Loan to Value                                        68.1%

                                Debt Coverage Ratio                             1.20 : 1

Commercial RE

                                Loan to Value                                        66.3%

                                Debt Coverage Ratio                             1.65 : 1

Values are weighted average ratios, at funding

Adjustable Rate Lender

12 MAT

Prime

6 mo CMT

6 mo Libor

3 mo Libor

1 mo Libor

Historical and Forecasted 12-MAT

**12 MAT Calculation and Forecast Based upon Estimated Current Month Average of the 1yr CMT

Forecast Assumption: July Month Average of CMT is 3.59 as of 7/21/2005

Month

1yr CMT

Apr-05

May-05

Jun-05

Jul-05

Aug-05

Sep-05

Oct-05

Nov-05

Dec-05

Jan-06

Feb-06

Mar-06

Apr-04

1.43

1.43

May-04

1.78

1.78

1.78

Jun-04

2.12

2.12

2.12

2.12

Jul-04

2.10

2.10

2.10

2.10

2.10

Aug-04

2.02

2.02

2.02

2.02

2.02

2.02

Sep-04

2.12

2.12

2.12

2.12

2.12

2.12

2.12

Oct-04

2.23

2.23

2.23

2.23

2.23

2.23

2.23

2.23

Nov-04

2.50

2.50

2.50

2.50

2.50

2.50

2.50

2.50

2.50

Dec-04

2.67

2.67

2.67

2.67

2.67

2.67

2.67

2.67

2.67

2.67

Jan-05

2.86

2.86

2.86

2.86

2.86

2.86

2.86

2.86

2.86

2.86

2.86

Feb-05

3.03

3.03

3.03

3.03

3.03

3.03

3.03

3.03

3.03

3.03

3.03

3.03

Mar-05

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

3.30

Apr-05

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

May-05

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

Jun-05

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

Jul-05

3.59

**

3.59

3.59

3.59

3.59

3.59

3.59

3.59

3.59

Aug-05

3.59

**

3.59

3.59

3.59

3.59

3.59

3.59

3.59

Sep-05

3.59

**

3.59

3.59

3.59

3.59

3.59

3.59

Oct-05

3.59

**

3.59

3.59

3.59

3.59

3.59

Nov-05

3.59

**

3.59

3.59

3.59

3.59

Dec-05

3.59

**

3.59

3.59

3.59

Jan-06

3.59

**

3.59

3.59

Feb-06

3.59

**

3.59

Total Avg

2.347

2.504

2.633

2.737

2.861

2.992

3.114

3.228

3.318

3.395

3.456

3.503

Actual

Forecast

Changing Deposit Mix

Bank Deposits

56%

50%

52%

55%

61%

$2.5

$2.3

$2.3

$2.4

$2.7

$-

$1

$2

$3

6/04

9/04

12/04

3/05

6/05

Transaction Accounts

Time Deposits

($ in billions)

Bank Deposit Composition

June 05

DDA

11%

Savings

8%

CD

39%

Money

Market

42%

March 05

Money

Market

36%

CD

43%

DDA

9%

Savings

12%

Changing Borrowing Mix

$2.4

$2.6

$2.1

$2.0

$1.7

$-

$1.0

$2.0

$3.0

6/04

9/04

12/04

3/05

6/05

FHLB Borrowings

Other Borrowings

Exchange Balances

($ in billions)

Capital Ratios

Equity to Assets

12.24%

12.90%

12.44%

12.26%

12.29%

0%

5%

10%

15%

6/04

9/04

12/04

3/05

6/05

Tangible Equity to Assets

4.62%

4.94%

5.21%

5.05%

5.19%

0%

2%

4%

6%

6/04

9/04

12/04

3/05

6/05

Capital Ratios

Tangible Equity to Tangible Assets

5.00%

5.62%

5.44%

5.62%

5.33%

0%

2%

4%

6%

8%

6/04

9/04

12/04

3/05

6/05

Bank Capital Ratio

Tier 1 Core Capital Ratio

7.57%

7.63%

8.01%

8.05%

8.70%

0%

2%

4%

6%

8%

10%

6/04

9/04

12/04

3/05

6/05

Per Share Data

Book Value Per Share

$11.78

$10.97

$11.20

$11.47

$12.07

$-

$2

$4

$6

$8

$10

$12

$14

6/04

9/04

12/04

3/05

6/05

Per Share Data

Tangible Book Value Per Share

$4.13

$4.80

$4.51

$4.85

$4.86

$1

$2

$3

$4

$5

$6

6/04

9/04

12/04

3/05

6/05

Operating Performance

Total Revenues

$36.6

$67.1

$66.0

$60.6

$71.6

$0

$10

$20

$30

$40

$50

$60

$70

$80

6/04

9/04

12/04

3/05

6/05

($ in millions)

Operating Performance

Net Interest Income

$22.9

$37.9

$38.5

$38.3

$38.9

$0

$10

$20

$30

$40

$50

6/04

9/04

12/04

3/05

6/05

($ in millions)

Operating Performance

Noninterest Income

$3.0

$3.6

$6.7

$3.7

$6.9

$0

$2

$4

$6

$8

6/04

9/04

12/04

3/05

6/05

($ in millions)

Operating Performance Ratios

G&A to Average Assets

0.94%

1.01%

0.98%

1.16%

1.05%

0.00%

0.25%

0.50%

0.75%

1.00%

1.25%

6/04

9/04

12/04

3/05

6/05

Operating Performance Ratios

Efficiency Ratio

25.3%

30.1%

28.1%

30.6%

33.3%

0%

5%

10%

15%

20%

25%

30%

35%

6/04

9/04

12/04

3/05

6/05

Earnings Performance

Quarterly Net Income

$10.9

$19.3

$20.2

$18.0

$23.1

$0

$10

$20

$30

6/04

9/04

12/04

3/05

6/05

($ in millions)

Second Quarter 2005
Earnings Call

NASDAQ: CCBI

July 25, 2005